Exhibit 99.1

207A Perry Parkway, Suite 1 Gaithersburg, MD 20877 Phone 1.866.298.6633 Fax 1.240.499.2690

NUO THERAPEUTICS INC. COMMENCES

VOLUNTARY CHAPTER 11 BUSINESS REORGANIZATION

GAITHERSBURG, MD., January 26, 2016 –Nuo Therapeutics, Inc. (OTCQB:NUOT) (the “Company”) announced today that it has filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company announced that it will request approval of an aggregate of approximately $9.0 million in debtor-in-possession financing from certain affiliates of Deerfield Management Company, L.P., its pre-bankruptcy lenders, $4.5 million of which will be used to refinance outstanding indebtedness held by such pre-bankruptcy lenders. The Company will continue to operate its business as a debtor-in-possession during the reorganization and expects that substantially all of its assets will be sold pursuant to a bankruptcy court supervised process under section 363 of the Bankruptcy Code.

About Nuo Therapeutics, Inc.

Nuo Therapeutics, Inc. is a biomedical company that pioneers leading-edge biodynamic therapies for wound care. The Company's flagship product, Aurix is a biodynamic hematogel that harnesses a patient's innate regenerative abilities for the management of a variety of wounds. For additional information please visit www.nuot.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and may contain the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “the facts suggest,” “will be,” “will continue,” “will likely result” or, in each case, their negative, or words or expressions of similar meaning.

These forward-looking statements include, but are not limited to, the ability of the Company to continue as a going concern; the Company’s ability to obtain bankruptcy court approval with respect to motions in the chapter 11 cases; the ability of the Company to prosecute, develop and consummate a plan of reorganization with respect to the chapter 11 case; bankruptcy court rulings in the chapter 11 cases and the outcome of the cases in general; the length of time the Company will operate under the chapter 11 cases; risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate a plan of reorganization once such plans are developed; the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity; whether we will be able to identify potential third parties interested in acquiring our assets; results of operations or business prospects; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the bankruptcy filing and other litigation; the Company's ability to raise sufficient proceeds from the sale of assets; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued capital needs; restructuring payments and debt-service; the substantial risk that our common stock retains little or no value; the Company’s ability to maintain contracts that are critical to its operation; to obtain and maintain service providers; to retain key executives and employees; and other risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and our business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events

Contacts

Nuo Therapeutics, Inc.

David Jorden

Acting CEO/CFO

240-499-2680

djorden@nuot.com

nuot.com